UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

Liberated Syndication Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55779	47-5224851
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5001 Baum Boulevard, Suite 770, Pittsburgh, PA 15213

(Address of principal executive offices) (Zip Code)

(412) 621-0902

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

PAR Membership Interest Purchase Agreement

On February 18, 2022, Liberated Syndication Inc., a Nevada corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “MIPA”), by and among the Company, Podcast Ad Reps LLC, a Texas limited liability company (“PAR”), Rick Selah (“Selah”), and Anthony Savelli (“Savelli”, and together with Selah, the “Members”), under which the Company agreed to acquire all of the issued and outstanding equity interests in PAR from the Members (the “Acquisition”).

The consideration for the Acquisition will be paid in a combination of cash and Company common stock, par value $0.001 per share (the “Common Stock”). On the closing date, subject to the terms and conditions of the MIPA, the Company will pay the Members $5.0 million in cash, subject to customary purchase price adjustments.  Furthermore, on the 12-, 24-, and 36-month anniversaries of the closing date, the Company will issue to the Members an aggregate of 266,668 shares of Common Stock.  Additionally, the Members may earn up to an additional $6.0 million based on meeting certain financial and operational targets. The additional payments may be made in cash or a combination of stock and cash, at the Company’s election, subject to the limitations specified in the MIPA.

The MIPA contains customary representations, warranties, covenants, and indemnities by the parties to such agreement and is subject to customary closing conditions, including, among other things, (i) the accuracy of the respective parties’ representations and warranties, subject to customary qualifications, (ii) material compliance by the parties with their respective covenants and obligations, and (iii) the Members entering employment agreements with an affiliate of the Company. In addition, the MIPA contains certain termination rights, including by the Company or the Members in the event the closing has not occurred by June 30, 2022.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Common Stock was offered and will be sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder.

Forward-Looking Statements

This communication may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These statements are based on the beliefs and assumptions of the management of the Company based on information currently available to management. Such forward-looking statements include, but are not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the transactions. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to the Acquisition and the integration of PAR; the financial performance of PAR; the possibility that the Acquisition does not close when expected or at all because required regulatory or other approvals are not received or other conditions to closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Acquisition; the possibility that the anticipated operating results and other benefits of the Acquisition are not realized when expected or at all; and other risks described in the section entitled “Risk Factors” under Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in subsequent periodic and current Securities and Exchange Commission filings the Company may make. The Company disclaims any obligation to revise or update any forward-looking statement that may be made from time to time by it or on its behalf.

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Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 is a press release issued by the Company on February 23, 2022 announcing its entry into MIPA.

The information under Item 7.01 (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

2.1*

Membership Interest Purchase Agreement, entered into as of February 18, 2022, by and among Liberated Syndication, Inc., a Nevada corporation, Podcast Ad Reps LLC, a Texas limited liability company, Rick Selah, an individual, and Anthony Savelli, an individual.

99.1	Press Release, dated February 23, 2022.

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any of the omitted schedules and exhibits to the Securities and Exchange Commission upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Date: February 23, 2022	By:	/s/ Bradley Tirpak
Name: Bradley Tirpak Title: Chief Executive Officer

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